Exhibit 10.2

FIRST AMENDMENT

THIS FIRST AMENDMENT (this “Amendment”), dated as of May 6, 2013, to the Credit Agreement referenced below is by and among TORNIER N.V., a public limited liability company (naamloze vennootschap) incorporated under Dutch law, having its official seat (statutaire zetel) in Amsterdam, the Netherlands, registered with the trade register of the Chambers of Commerce in the Netherlands under number 34250781 (“Holdings”), TORNIER, INC., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the LENDERS party hereto and BANK OF AMERICA, N.A., as Administrative Agent.

W I T N E S S E T H

WHEREAS, revolving credit and term loan facilities have been extended to the Borrower pursuant to the Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of October 4, 2012, by and among the Borrower, Holdings, the Lenders identified therein and the Administrative Agent; and

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and the Required Lenders have agreed to such modifications to the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2. Amendment. In Section 1.01 of the Credit Agreement the definition of “Consolidated Interest Expenses” is amended and restated in its entirety to read as follows:

“Consolidated Interest Expense” means, for any period, for Holdings and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, the sum of (a) the amount payable with respect to such period in respect of total interest expense payable in cash with respect to all outstanding Indebtedness of the Holdings and its Restricted Subsidiaries (including the interest component under Capitalized Leases) and (b) any cash payments made during such period by Holdings and the Restricted Subsidiaries in respect of obligations referred to in clause (vii) below related to Indebtedness that were amortized or accrued in a previous period), but excluding, to the extent included in interest expense, (i) fees and expenses associated with the consummation of the Transactions, (ii) annual agency fees paid to the Administrative Agent, (iii) costs associated with obtaining Swap Agreements and any non-cash interest expense attributable to the movement of the mark-to-market valuation of obligations under Swap Agreements or other derivative instruments, and any one-time cash costs associated with breakage in respect of Swap Agreements for interest rates, (iv) fees and expenses associated with any Investment permitted under Section 6.04, the issuance of Equity Interests or Indebtedness, (v) any interest component relating to accretion or accrual of discounted liabilities, (vi) all non-recurring cash interest expense consisting of liquidated damages for failure to timely comply with registration rights obligations in an amount not to exceed $1,000,000 in any fiscal year, and (vii) amortization of deferred financing fees, debt issuance costs, commissions, fees and expenses or expensing of any financing fees or prepayment or redemption premiums) minus (b) cash interest income of Holdings and its Restricted Subsidiaries earned during such period. Notwithstanding anything to the contrary contained herein, Consolidated Interest Expense shall exclude the purchase accounting effects described in the last sentence of the definition of “Consolidated Net Income”.

3. Conditions Precedent. This Amendment shall become effective as of the date hereof upon (a) receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower, the Guarantors and the Required Lenders and (b) payment by the Borrower of all fees and expenses of counsel to the Administrative Agent.

4. Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

5. Representations and Warranties; No Default. The Borrower and Holdings represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment (a) the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof, provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct in all respects on the date hereof or on such earlier date, as the case may be and (b) no Default or Event of Default exists.

6. Reaffirmation of Obligations. The Borrower and Holdings (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment does not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

7. Reaffirmation of Security Interests. The Borrower and Holdings (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment does not in any manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.

8. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

9. Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

10. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first above written.

HOLDINGS:	TORNIER N.V., a Dutch naamloze vennootschap

	By:	/s/ David H. Mowry
	Name:	David H. Mowry
	Title:	President and Chief Executive Officer

BORROWER:	TORNIER, INC., a Delaware corporation

	By:	/s/ Kevin M. Klemz
	Name:	Kevin M. Klemz
	Title:	Vice President, Chief Legal Officer and Secretary

[SIGNATURE PAGES CONTINUE]

By execution below, each of the undersigned Guarantors (a) acknowledges and consents to this Seventh Amendment, (b) affirms all of its obligations under the Loan Documents, (c) agrees that this First Amendment does not operate to reduce or discharge any of its obligations under the Loan Documents, (d) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (e) agrees that this First Amendment shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.

GUARANTORS:	TORNIER N.V., a Dutch naamloze vennootschap

	By:	/s/ David H. Mowry
	Name:	David H. Mowry
	Title:	President and Chief Executive Officer

TORNIER, INC., a Delaware corporation

	By:	/s/ Kevin M. Klemz
	Name:	Kevin M. Klemz
	Title:	Vice President, Chief Legal Officer and Secretary

TORNIER US HOLDINGS, INC., a Delaware corporation

	By:	/s/ Kevin M. Klemz
	Name:	Kevin M. Klemz
	Title:	Vice President, Chief Legal Officer and Secretary

ORTHOHELIX SURGICAL DESIGNS, INC., a Delaware corporation

	By:	/s/ Kevin M. Klemz
	Name:	Kevin M. Klemz
	Title:	Vice President, Chief Legal Officer and Secretary

Given under the common seal of TORNIER ORTHOPEDICS IRELAND LIMITED and this deed was delivered:

	By:	/s/ Kevin M. Klemz
	Name:	Kevin M. Klemz
	Title:	Director

	By:	/s/ Shawn T McCormick
	Name:	Shawn T McCormick
	Title:	Director

TORNIER SAS, a French société par actions simplifiée, incorporated in France, as a Guarantor

	By:	/s/ Kevin M. Klemz
	Name:	Kevin M. Klemz
	Title:	General Manager

[SIGNATURE PAGES CONTINUE]

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Alysa Trakas
	Name:	Alysa Trakas
	Title:	Director, Senior Credit Officer

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, Swingline Lender and an Issuing Bank

	By:	/s/ Alysa Trakas
	Name:	Alysa Trakas
	Title:	Director, Senior Credit Officer

SOCIÉTÉ GÉNÉRALE

	By:	/s/ Elaine Khalil
	Name:	Elaine Khalil
	Title:	Managing Director

GENERAL ELECTRIC CAPITAL CORPORATION

	By:	/s/ Keith Bird
	Name:	Keith Bird
	Title:	Duly Authorized Signatory

BANK OF MONTREAL

	By:	/s/ Phillip Ho
	Name:	Phillip Ho
	Title:	Director

JPMORGAN CHASE BANK, N.A.

	By:	/s/ Nicholas L. Schweim
	Name:	Nicholas L. Schweim
	Title:	Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Kent S. Davis
	Name:	Kent S. Davis
	Title:	Managing Director

BBVA COMPASS

	By:	/s/ Larry Ellis
	Name:	Larry Ellis
	Title:	Senior Vice President